EXHIBIT 10.36

                          NORTH AMERICAN VACCINE, INC.
                             1997 SHARE OPTION PLAN


         1. PURPOSES. The purposes of this 1997 Share Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries or Parent, as well as to directors and other individuals who perform services for the Company or its Subsidiaries or Parent, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Committee and as reflected in the terms of the written Option agreement.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and all rules and regulations promulgated thereunder, as each of the statute, rules and regulations may be amended from time to time.

         "Common Shares" shall mean the common shares, no par value, of the Company.

         "Company"  shall  mean  North  American   Vaccine,   Inc.,  a  Canadian
corporation.

         "Committee" shall mean the committee appointed by the Company's Board of Directors in accordance with Section 4(a) of the Plan.

         "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Service as an Employee shall not be considered interrupted for purposes of the Plan, in the case of sick leave, military leave, or any other personal, family and medical leave permitted and duly approved in accordance with the Company's written policies, as well as any other bona fide leave of absence approved by the Committee.

         "Employee" shall mean any person, other than a resident of Canada, who is employed by the Company or any Parent or Subsidiary. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of a Common Share shall mean, as of any given date, the closing sales price of a Common Share on such date on the principal national securities exchange on which the Common Shares are then traded or, if the Common Shares are not then traded on a national securities exchange, the average of the high and low trading prices of the Common Shares on such date as reported on the Nasdaq; provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Shares are not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a Common Share as of any given date shall be as determined in good faith by the Committee.



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         "Incentive  Stock Option" shall mean a share option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         "Nonqualified Stock Option" shall mean a share option not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         "Option" shall mean an option to purchase Common Shares granted pursuant to the Plan.

         "Optioned Shares" shall mean the Common Shares subject to an Option.

         "Optionee" shall mean the recipient of an Option.

         "Parent" shall mean a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

         "Rule 16b-3" shall mean Rule 16b-3 promulgated by the U.S. Securities and Exchange Commission under the Exchange Act or any successor rule.

         "Share"  shall mean a Common  Share,  as  adjusted in  accordance  with
Article 12 of the Plan.

         "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. SHARES. Subject to the provisions of Article 12 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 5,000,000 (any or all of which may be Incentive Stock Options). The Optioned Shares shall be newly issued or treasury Common Shares. The grant of an Option pursuant to the Plan shall reduce the number of Shares that thereafter may be available for future grants under the Plan; provided, however, that if an Option should expire, terminate or otherwise become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan. Exercise of an Option in any manner shall result in a decrease in a number of Shares that thereafter may be available for purchase under the Option by the number of Shares as to which the Option is exercised.

         4.       ADMINISTRATION.

         (a) COMMITTEE. The Plan at all times shall be administered by a Committee appointed by the Company's Board of Directors. The Committee shall consist of not less than two members of the Company's Board of Directors, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" as defined for purposes of Section 162(m) of the Code.

         (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonqualified Stock Options; (ii) to determine the Fair Market Value of the Common Shares; (iii) to establish the duration of each Option granted; (iv) to determine the exercise price per Share of the Options to be

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granted;  (v) to determine the persons to whom,  and the time or times at which,
Options shall be granted and the number of Shares to be represented by each Option; (vi) to determine the vesting schedule of Options to be granted and to accelerate the vesting of any Option already granted; (vii) to determine whether the exercise price of or taxes relating to an Option may be paid in already owned Shares and/or Shares then issuable upon the exercise of the Option; (viii) to prescribe, amend and rescind rules and regulations relating to the Plan; (ix) to determine the terms and provisions of each Option granted under the Plan (which need not be identical); (x) to accelerate or defer the exercise date of any Option; (xi) to waive or amend any and all restrictions and conditions of any Options, including, without limitation, extending the term of any Option;
(xii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; and (xiii) to interpret the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) EFFECT OF THE COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees. No member of the Company's Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option agreement.

         5. ELIGIBILITY. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, non-employee directors and independent contractors and agents of the Company or any Parent or Subsidiary; provided, however, that Options may not be granted under the Plan to
(i) a non-employee director if such grant does not comply with provisions of Rule 16b-3, or (ii) any persons or entities that are Canadian residents. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Subject to the provisions of Article 12 of the Plan, the maximum number of Shares with respect to which Options may be granted under the Plan to any Employee in any calendar year is one percent (1%) of the Common Shares issued and outstanding as of the beginning of such calendar year.

         Except as otherwise provided under the Code, to the extent that the aggregate Fair Market Value of Common Shares for which Incentive Stock Options (under all share option plans of the Company and of any Parent or Subsidiary) are exercisable for the first time by an Employee during any calendar year exceeds One Hundred Thousand U.S. Dollars (US$100,000), such Options shall be treated as Nonqualified Stock Options. For purposes of this limitation, (a) the Fair Market Value of Common Shares is determined as of the time the Option is granted and (b) the limitation is applied by taking into account Options in the order in which they were granted.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors of the Company; provided that, if the Plan is not approved by the shareholders of the Company in accordance with Article 17 of the Plan within twelve (12) months after the date of adoption by the Company's Board of Directors, the Plan and any Options granted thereunder shall terminate and become null and void, except to the extent that any Option agreement expressly provides for the continuance of the Options granted thereby (as non-plan, nonqualified options) notwithstanding the termination of the Plan. Unless sooner terminated in accordance with Article 14 of the Plan, the Plan shall terminate on December 9, 2007, except that the Plan and the Committee's authority thereunder shall continue with respect to any Options then outstanding. After such date, no further Options shall be granted under the Plan.

         7. TERM OF OPTION. The term of each Option granted to an Employee shall be ten (10) years from the date of grant thereof or such shorter time as may be determined by the Committee and set forth in the Option agreement. In the case of Options granted to individuals who are not Employees, the term of each Option

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shall be such term as may be determined by the Committee, not to exceed ten (10)
years. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the combined voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be determined by the Committee and set forth in the Option agreement.

         8. EXERCISE PRICE AND CONSIDERATION.

         (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option: (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and (B) granted to any other Employee, the per Share exercise price shall be no less than the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be no less than the Fair Market Value per Share on the date of grant.

         (b) Notwithstanding Section 8(a) of the Plan, in the event the Company substitutes an Option to replace a share option issued by another corporation in connection with a corporate transaction, such as a merger, amalgamation, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or partial or complete liquidation involving the Company and such other corporation, the Committee may grant substituted Options under the provisions of the Plan replacing old options granted under a plan of another party to such transaction. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion (subject to the provisions of Section 424(a) of the Code in the case of an Option that was intended to qualify as an Incentive Stock Option). Any such adjustments may provide for the elimination of any fractional Common Shares that might otherwise become subject to any Options.

         (c) During the period when an Option is exercisable, the Option may be exercised, in whole or in part, by giving written notice of exercise to the Company (in form acceptable to the Company) specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the aggregate exercise price of the Shares to be purchased in cash, check (including, without limitation, payment in accordance with a cashless exercise program under which, if so instructed by the Optionee, Common Shares may be issued directly to the Optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer) or such other form and in such other manner as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Shares duly owned by the Optionee (and for which the Optionee has good title, free and clear of any liens and encumbrances) or by reduction in the number of Common Shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Shares on the date the Option is exercised. No Common Shares shall be issued until payment, as provided herein, therefor has been made.

         9. EXERCISE OF OPTION.

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         (a) PROCEDURE  FOR  EXERCISE.  Any Option  granted  hereunder  shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise (in a form acceptable to the Company) has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 8(c) of the Plan.

         (b) RIGHTS AS A SHAREHOLDER. Until the issuance, which in no event (except as provided in Article 15 of the Plan) will be delayed more than thirty
(30) days from the date that the Company receives payment in full after proper exercise of the Option, of the share certificate evidencing the Shares to be issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in the Plan.

         10. TERMINATION OF EMPLOYMENT.

         (a) TERMINATION OF STATUS AS AN EMPLOYEE. If any Employee ceases to be in Continuous Status as an Employee, other than (i) by reason of retirement,
(ii) death, or (iii) as a result of a termination by the Company for willful or gross misconduct, including, without limitation, breach of fiduciary duty, as determined by the Committee (whose determination shall be final, binding and conclusive), any Option held by such Employee shall be exercisable within three
(3) months after the date he ceases to be in Continuous Status as an Employee (or such longer period as the Committee shall determine, in its sole and absolute discretion) to the extent the Employee was entitled to exercise such Option as of the date of his termination of employment, unless the Committee provides for a shorter or longer period. Notwithstanding the foregoing, in granting Incentive Stock Options, the Committee, in its sole discretion, may elect to limit the period that an Employee may exercise an Option following his termination to the periods prescribed by Section 422 of the Code (or any shorter periods as the Committee shall determine).

         (b) RETIREMENT OF OPTIONEE. If any Employee ceases to be in Continuous Status as an Employee by reason of such Employee's retirement, any Option held by such Employee shall be exercisable within thirty-six (36) months after the date he ceases to be in Continuous Status as an Employee to the extent that he was entitled to exercise such Option as of the date of his retirement, unless the Committee provides for a shorter or longer period. For purposes of the Plan, "retirement" means voluntary termination of services as an Employee at or after age sixty-five (65) other than as a result of willful or gross misconduct, unless determined otherwise by the Committee.

         (c) TERMINATION FOR MISCONDUCT. If any Employee ceases to be in Continuous Status as an Employee as a result of a termination by the Company for willful or gross misconduct, including, without limitation, breach of fiduciary duty (the Committee's determination in this regard shall be final, binding and conclusive), any and all Options held by such Employee shall terminate immediately and automatically at the time of his termination as an Employee, unless the Committee provides for an earlier or later time for the termination of such Option(s), and such Option(s) will not be exercisable after such time of termination, unless otherwise determined by the Committee.

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         (d) DEATH OF  OPTIONEE.  Subject  to the  provisions  of the Plan,  any
Option held by an Optionee at the time of his death may be exercised subsequently by the legal representative of the Optionee's estate during the remaining term of the Option, but only to the extent the Optionee was entitled to exercise such Option as of the date of his death, unless the Committee provides for a longer or shorter period. In the event of the death of an Optionee during the final three (3) months of the time period specified in
Section 10(a) or 10(b), as applicable, the Option may be exercised, at any time within three (3) months following the date of his death, by the Optionee's estate or by a person or persons who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise such Option as of the date of his death, unless the Committee provides for a longer or shorter period.

         (e) EXPIRATION OF OPTIONS.  None of the events  described above in this
Article 10 shall extend the period of exercisability of the Option beyond the expiration date thereof. To the extent that an Optionee was not entitled to exercise an Option on the date he ceased to be in Continuous Status as an Employee or the date of the Optionee's death, or if he does not exercise such Option (which he was entitled to exercise) within the time period specified in this Article 10, the Option shall terminate and become null and void. Notwithstanding the provisions of Section 10(a), 10(b) or 10(d) of the Plan, no Options shall be exercisable after an Optionee ceases to be in Continuous Status as an Employee in the event the Optionee shall have, during the time period in which his Options are exercisable, engaged in deliberate action that, as determined by the Committee in its sole discretion (whose determination shall be final, binding and conclusive), causes substantial harm to the interests of the Company or constitutes a breach of any obligation of the Optionee to the Company. In such event, the Optionee shall forfeit all rights to any unexercised Option as of the date of such deliberate action and all such unexercised Options shall terminate immediately and automatically at the time of such deliberate action.

         (f) NON-EMPLOYEE DIRECTORS, INDEPENDENT CONTRACTORS AND AGENTS. The Committee shall have the authority to determine in its sole discretion (whose determination shall be final, binding and conclusive) the ability of an Optionee who is not an Employee to exercise an Option following termination of his or her relationship with the Company and its Parent and Subsidiaries.

         11. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, except with respect to a qualified domestic relations order as aforesaid, may be exercised, during the lifetime of the Optionee, only by the Optionee or his legal representative.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CHANGE IN CONTROL; DISSOLUTION.

         (a) Subject to any required action by the shareholders of the Company, each of (i) the number of Common Shares covered by each outstanding Option, (ii) the number of Common Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation, termination or expiration of an Option, (iii) the exercise price per Share covered by each such outstanding Option, and (iv) the maximum number of Shares with respect to which Options may be granted to any Employee in any calendar year, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a


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stock split or the payment of a stock dividend with respect to the Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company; provided, however, that (A) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (B) in no event shall any adjustment be made that would render any Incentive Stock Option granted hereunder to be treated other than as an "incentive stock option" as defined in Section 422 of the Code; and provided further, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Common Shares subject to an Option.

         (b) In the event of a dissolution or liquidation of the Company, all outstanding Options will terminate upon the consummation of such action, unless otherwise provided by the Committee.

         (c) The exercisability of each Option shall be automatically accelerated so that each such Option outstanding shall, immediately prior to the specified effective date of any of the following events, become fully exercisable with respect to the total number of Shares subject to such Option and may be exercisable for all or any portion of such Shares, in the event that:

             (i) any person (as defined for purposes of Section 13(d) and 14(d) of the Exchange Act, but excluding the Company and any of its wholly-owned subsidiaries) acquires direct or indirect ownership of fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise;

             (ii) any election has occurred of persons to the Board of Directors of the Company that causes two-thirds of the Company's Board of Directors to consist of persons other than (A) persons who were members of the Company's Board of Directors on January 1, 1997 and (B) persons who were nominated by the Company's Board of Directors for election as members of the Company's Board of Directors at a time when two-thirds of the Company's Board of Directors consisted of persons who were members of the Company's Board of Directors on January 1, 1997; provided, however, that any person nominated for election by the Board of Directors of the Company at least two-thirds of whom constituted persons described in clauses (A) and/or (B) above or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (A) above; or

             (iii) the shareholders of the Company approve (A) any statutory consolidation, merger or amalgamation of the Company in which the Company is not the surviving corporation (other than a merger or amalgamation of the Company in which the holders of Common Shares immediately prior to the merger or amalgamation have the same proportionate ownership of the surviving corporation immediately after the merger or amalgamation), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to an entity that is not a wholly-owned subsidiary of the Company.

         (d) In the event of an acquisition by the Company of another corporation where the Company assumes under the Plan outstanding stock options or similar obligations of such corporation, the number of Shares available under the Plan shall be appropriately increased to reflect the number of shares under such options or other obligations assumed.


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         (e) Adjustments and determinations  under this Article 12 shall be made by the Committee, upon the advice of counsel, whose decisions shall be final, binding and conclusive.


         13. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall be the date on which the Committee makes the determination granting such Option or such later date as the Committee may specify. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         14. AMENDMENT AND TERMINATION OF THE PLAN AND OPTIONS. Subject to the provisions of this Article 14, the Plan may be amended, suspended, discontinued or terminated at any time by the Committee without the approval of the Company's shareholders in such respects as the Committee may deem advisable so that the Plan and/or Options may conform to any changes in the law or in any other respect which the Committee may deem to be in the best interests of the Company, other than any amendments required to be approved by shareholders under (i) the Canada Business Corporation Act, (ii) the rules of the securities exchange or Nasdaq on which the Common Shares are listed, or (iii) Section 162(m) of the Code, or any other requirement of applicable law or regulation. No Option may be granted during any suspension or discontinuance of the Plan or after its termination. Amendments to the Plan also shall be subject to any approvals required under applicable laws or regulations or under the applicable rules of any stock exchange or Nasdaq on which the Common Shares are listed. In addition, subject to the provisions of this Article 14, the Committee may waive any conditions or rights under, or amend, suspend, discontinue or terminate, any Option and/or the terms of any corresponding Option agreement; provided, however that the Committee may amend any Option and/or the terms of any corresponding Option agreement only to the extent that the Option and/or such Option agreement, as either may be amended, could have been granted pursuant to the Plan with such amended terms. No amendment of an Option shall be deemed to be the grant of a new Option for purposes of the Plan. In addition, no amendment, suspension, discontinuation or termination of the Plan or any Option shall, without an Optionee's consent, impair any of such Optionee's rights under any Option theretofore granted to such Optionee.

         15. CONDITIONS UPON ISSUANCE OF SHARES.

         (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Canadian Business Corporations Act, the Securities Act (Quebec), the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or Nasdaq, and shall be further subject to the advice of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to complete a questionnaire in a form acceptable to the Company and to make certain representations and warranties required or desirable (in the opinion of the Company or its counsel), including, without limitation, any representations and warranties required by law, in the opinion of counsel, regarding investment intent. If, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of laws, certificates representing Shares issued upon exercise of the Option shall bear a legend prohibiting transfer of such Shares unless, in the opinion of such counsel, such transfer is not inconsistent with any of the requirements of any applicable Canadian and United States securities laws.

         (b) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to


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

be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (c) In the event that any Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.

         16. OPTION AGREEMENTS. Options shall be evidenced by written Option agreements in such form as the Committee shall approve from time to time.

         17. SHAREHOLDER APPROVAL. The effectiveness of the Plan shall be subject to approval by the shareholders of the Company, in a separate vote, within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained, at a duly held shareholders' meeting, by the affirmative vote of a majority of the votes actually cast, in person or by proxy, at such meeting on a separate proposal to approve the Plan. All Options granted prior to shareholder approval are granted conditional upon shareholder approval of the Plan, except to the extent that any Option agreement expressly provides for the continuance of the Options granted thereby (as non-plan, nonqualified options) notwithstanding the termination of the Plan.

         18. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights of indemnification as they may have members of the Company's Board of Directors, the members of the Committee shall be, to the extent permitted by applicable law, indemnified by the Company against, and the Company shall advance, the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Articles of Incorporation and Bylaws of the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member did not act in good faith and in a manner he reasonably believed to be in the best interests of the Company. Within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall notify the Company of the institution of the suit and grant to the Company in writing the opportunity, at its own expense, to handle and defend the same. Failure to provide such notice and grant shall, at the option of the Company, relieve the Company of the indemnification obligations set forth in this Article 18.

         19. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other share option or incentive or other compensation plans in effect for the Company or any Subsidiary or Parent, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary or Parent.

         20. HEADINGS. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

         21. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         22. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Shares pursuant to Options will be used for general corporate purposes.

         23. UNFUNDED PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares under the Plan or the payment of monies under the Plan and the issuance of Shares and the payment of monies to Optionees under the Plan shall be subordinate to the claims of the Company's general creditors.

         24. TAXES. The Company shall be entitled to withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Shares issuable under such Optionee's Option, or upon a disqualifying disposition of Shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer issuance of Shares upon the grant or exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Company and shall be payable by the Optionee at such time as the Company determines. The Committee may prescribe in each Option agreement one or more methods by which the Optionee will be permitted to satisfy his or her withholding or tax obligation, which methods may include, without limitation,
(i) the payment of cash by the Optionee to the Company, (ii) the payment in Common Shares already owned by Optionee, based on the Fair Market Value of such Common Shares on the date that the withholding or tax obligation is to be determined, to satisfy such withholding or tax requirements, and (iii) the withholding from the Option, at the appropriate time, of a number of Shares sufficient, based upon the Fair Market Value of such Shares on the date that the withholding or tax obligation is to be determined, to satisfy such withholding or tax requirements.

         25. INCENTIVE STOCK OPTIONS. In the case of any grant of an Option intended to be an Incentive Stock Option, whenever possible, each provision in the Plan and in any related Option agreement (other than those relating to the exercise of Options following termination of employment) shall be interpreted in such a manner as to entitle the Optionee to the tax treatment afforded by
Section 422 of the Code and, if any such provision of the Plan or such Option agreement shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (a) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (b) all other provisions of the Plan and the Option agreement relating to such Option shall remain in full force and effect. If any Option agreement covering an Option designated by the Committee to be an Incentive Stock Option shall not explicitly include any terms required to entitle such Incentive Stock Option to the tax treatment afforded by Section 422 of the Code (other than those relating to the exercise of Options following termination of employment), all such terms shall be deemed implicit in the designation of such Option as an Incentive Stock Option and the Option shall be deemed to have been granted subject to all such terms.

         26. NO RIGHT TO OPTION; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim or right to be granted an Option. The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company or its Subsidiaries or Parent, nor shall it interfere in any way with his right or the right of the Company, its Subsidiaries or Parent to terminate his employment at any time.

         27. ACCEPTANCE OF PLAN. By accepting any Option or other benefit under the Plan, each Optionee, for himself and for his successors, assigns, heirs, beneficiaries and personal and legal representatives, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Committee and the Company's Board of Directors.

         28. OPTIONS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by an Optionee pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) or group insurance or other benefit plans applicable to the Optionee that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Company's Board of Directors.

         29. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware, except that the issuance of Shares by the Company upon the exercise of Options shall be governed by the Canada Business Corporations Act.

         30. NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Committee.

         31. SEVERABILITY. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.